UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2017

AKERS BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

New Jersey	333-190456	22-2983783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Grove Road

Thorofare, NJ 08086

(Address of Principal Executive Offices)

(856) 848-2116

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 13, 2017, Akers Biosciences, Inc., a New Jersey corporation (the “Company”), issued a press release announcing that Joseph Gunnar & Co., LLC, the underwriter in the Company’s public offering announced in a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 10, 2017, has elected to exercise its over-allotment option, pursuant to its underwriting agreement with the Company, to purchase an additional 122,500 shares of the Company’s common stock at a price of $1.20 per share, before deducting underwriting discounts and commissions, and additional warrants to purchase up to 61,250 shares of the Company’s common stock with an exercise price of $1.50.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release issued by the Company entitled “Issue of Equity,” dated January 13, 2017.*

*filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKERS BIOSCIENCES, INC.

Date: January 13, 2017	By:	/s/ John J. Gormally
John J. Gormally
Chief Executive Officer